UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2025

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Macerich Company (the “Company”) held its annual meeting of stockholders on June 2, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected the eight nominees listed below to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (2) approved the compensation of the Company’s named executive officers and (3) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 1:	Election of Eight Directors to Serve Until the Next Annual Meeting of Stockholders and Until Their Respective Successors are Duly Elected and Qualified.

	For	Against	Abstentions	Broker non-Votes
Steven R. Hash	218,071,084	2,456,614	47,267	13,058,582
Enrique Hernandez, Jr.	218,703,182	1,659,054	212,729	13,058,582
Daniel J. Hirsch	217,997,097	2,529,150	48,718	13,058,582
Jackson Hsieh	220,033,629	491,608	49,728	13,058,582
Diana M. Laing	215,487,558	5,041,134	46,273	13,058,582
Marianne Lowenthal	218,478,133	1,398,414	698,418	13,058,582
Devin I. Murphy	219,318,944	721,318	534,703	13,058,582
Andrea M. Stephen	216,220,440	4,306,935	47,590	13,058,582

Proposal 2:	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker non-Votes
198,331,873	20,950,598	1,292,494	13,058,582

Proposal 3:	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025.

For	Against	Abstentions
232,212,084	1,336,121	85,342

There were no broker non-votes for Proposal 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: ANN C. MENARD

June 6, 2025	/s/ Ann C. Menard
Senior Executive Vice President,
Chief Legal Officer and Secretary